EXHIBIT 99.2


                                 PROXYMED, INC.
         UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS (AMENDED)
                          YEAR ENDED DECEMBER 31, 1997

                                                               CLINICAL
                                                             MICROSYSTEMS,    HAYES COMPUTER        US HEALTHDATA
                                         PROXYMED, INC.(A)      INC.(B)      SYSTEMS, INC.(C)    INTERCHANGE, INC.(D)
                                         -----------------   -------------   -----------------   -------------------
Net sales                                  $ 10,931,969         $255,124        $2,720,389          $ 1,609,705
                                           ------------         --------        ----------          -----------
Costs and expenses:
     Cost of sales                            6,877,480           77,283         1,726,063              326,923
     Selling, general and
        administrative expenses              13,293,353          206,590         1,184,896            2,736,220
     Depreciation and amortization            1,078,300           19,178            57,751              782,885




                                           ------------         --------        ----------          -----------
                                             21,249,133          303,051         2,971,612            3,846,028
                                           ------------         --------        ----------          -----------
        Operating income (loss)             (10,317,164)         (47,927)         (251,223)          (2,236,323)

Other income (expense):
     Loss on sale of assets                           0                0                 0              (55,400)
     Interest, net                              267,140             (154)          (58,390)                   0
                                           ------------         --------        ----------          -----------
        Income (loss) before income
           taxes                            (10,050,024)         (48,081)         (309,613)          (2,292,723)

Income tax benefit (expense)                          0                0           138,350                    0
                                           ------------         --------        ----------          -----------
        Net income (loss) applicable to
           common shareholders             ($10,050,024)        ($48,081)        ($171,263)         ($2,292,723)
                                           ============         ========         =========          ===========
Weighted average common shares
   outstanding                               10,589,333
                                           ============
Basic and diluted loss per share
   of common stock                               ($0.95)
                                           ============

                                        WPJ, INC. (D/B/A                    PRO FORMA ADJUSTMENTS
                                       INTEGRATED MEDICAL                   ---------------------     PRO FORMA
                                          SYSTEMS)(E)            TOTAL       #         DR.(CR.)        COMBINED
                                       ------------------        -----      ---------------------     ---------
Net sales                                  $4,310,731        $ 19,627,918                           $ 10,827,918
                                           ----------        ------------                           ------------
Costs and expenses:
     Cost of sales                          1,073,120          10,083,769                             10,083,769
     Selling, general and
        administrative expenses             2,434,310          19,855,371                             19,855,371
     Depreciation and amortization             72,088           2,010,182   (1)      $   13,629       10,346,470
                                                                            (3)         (14,966)
                                                                            (5)         283,072
                                                                            (6)        (437,806)
                                                                            (7)       8,492,370
                                           ----------        ------------                           ------------
                                            3,579,498          31,949,322                             40,285,619
                                           ----------        ------------                           ------------
        Operating income (loss)               731,233         (12,121,404)                           (20,457,701)

Other income (expense):
     Loss on sale of assets                   (20,780)            (77,180)                               (77,180)
     Interest, net                            (16,462)            192,134   (2)         (26,384)         218,518
                                           ----------        ------------                           ------------
        Income (loss) before income
           taxes                              593,991         (12,006,450)                           (20,316,363)

Income tax benefit (expense)                   (8,621)            129,729   (4)         129,729                0
                                           ----------        ------------                           ------------
        Net income (loss) applicable to
           common shareholders             $  685,370        ($11,876,721)                          ($20,316,363)
                                           ==========        ============                           ============
Weighted average common shares
   outstanding                                                                                        13,841,600 (f)
                                                                                                    ============
Basic and diluted loss per share
   of common stock                                                                                        ($1.47)
                                                                                                    ============

(1) To record additional amortization of goodwill and other intangible assets for 1997 related to the acquisition of Clinical Micro Systems, Inc.
(2) To record additional interest expense for 1997 on debt issued for the acquisition of Clinical MicroSystems, Inc.
(3) To record reduction of depreciation expense upon allocation of purchase price to the non-current assets acquired in the acquisition of Hayes Computer Systems, Inc.
(4) To eliminate income tax benefit (expense) of Hayes Computer Systems, Inc. and WPJ, Inc. due to ProxyMed's net operating loss carryforwards.
(5) To record additional amortization of goodwill for 1997 related to the acquisition of US HealthData Interchange, Inc.
(6) To record reduction of depreciation expense upon allocation of purchase price to the non-current assets acquired in the acquisition of US HealthData Interchange, Inc.
(7) To record amortization over 3 years of capitalized software, goodwill and other intangible assets for 1997 related to the acquisition of WPJ, Inc.

(a) This column is derived from the audited consolidated financial statements of ProxyMed, Inc. and subsidiaries for the year ended December 31, 1997.
(b) This column is derived from the unaudited financial statements of Clinical MicroSystems, Inc. for the period January 1, 1997 to its acquisition on March 14, 1997. The acquisition of Clinical MicroSystems, Inc. was reported under Form 8-K dated March 14, 1997.
(c) This column is derived from the unaudited financial statements of Hayes Computer systems, Inc. for the period January 1, 1997 to its acquisition on April 30, 1997, after considering the effects of adjustments made in the preparation of the audited financial statements for the 10 months ended January 31, 1997. The acquisition of Hayes Computer Systems, Inc. was reported under Form 8-K dated April 30, 1997.
(d) This column is derived from the unaudited financial statements of US HealthData Interchange, Inc. for the six months ended September 30, 1997 and the unaudited 3 month period ended March 31, 1997 previously included in the audited financial statements of US HealthData Interchange, Inc. for the year ended March 31, 1997.
(e) This column is derived from the audited financial statements of WPJ, Inc. for the year ended December 31, 1997.
(f) Pro Forma weighted average shares includes 125,785, 388,215 and 481,836 shares issued in the acquisitions of Clinical MicroSystems, Inc., Hayes Computer Systems, Inc. and WPJ, Inc., respectively, as if they were outstanding since the beginning of 1997, plus an additional 2,313,416 shares sold in a private placement on May 19, 1998 and June 1, 1998, primarily for the purpose of acquiring WPJ, Inc.

Note - Pursuant to Rule 11-02(b)(5), the pro forma income statement presented above excludes the non-recurring effect of the write-offs of purchased in-process research and development costs in 1997 in the amount of $8,467,098 which are directly attributable to the acquisitions of Clinical MicroSystems, Inc. and Hayes Computer Systems, Inc. The income tax benefit resulting from these write-offs is approximately $3,176,000. Based on the weight of available evidence, a valuation allowance in the amount of $3,176,000 has been recorded concurrently.

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